UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 12, 2008

BRUNSWICK CORPORATION

(Exact Name of Registrant Specified in Charter)

Delaware	001-01043	36-0848180
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1 N. Field Court Lake Forest, Illinois	60045-4811
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (847) 735-4700

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240, 14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240, 13e-4(c))

Item 8.01	Other Events.

On August 12, 2008, Brunswick Corporation (the “Company”) entered into a Purchase Agreement (the “Purchase Agreement”) with Merrill Lynch, Pierce, Fenner & Smith Incorporated, Banc of America Securities LLC and J.P. Morgan Securities Inc., as representatives of the several underwriters named therein, with respect to the offering and sale by the Company of $250 million aggregate principal amount of its 9.75% Senior Notes due 2013 (the “Notes”) under the Company’s Registration Statement on Form S-3 (Registration No. 333-152620). The Notes were issued pursuant to an Indenture, dated as of March 15, 1987, between the Company and The Bank of New York Mellon Trust Company, N.A., as successor trustee. The Purchase Agreement is filed as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The press release issued by the Company on August 12, 2008, announcing the pricing of the offering, is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The sale of the Notes closed on August 15, 2008. The form of the Notes is filed as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated herein by reference.

In connection with the issuance of the Notes, Sidley Austin LLP provided the Company with the legal opinion attached to this Current Report on Form 8-K as Exhibit 5.1.

On August 15, 2008, the Company directed The Bank of New York Mellon Trust Company, N.A., as Trustee, to provide notice to holders of the Company’s Floating Rate Notes due 2009 (the “Notes due 2009”) of the Company’s election to redeem all of the outstanding $250,000,000 in aggregate principal amount of the Notes due 2009 (the “Redemption”). The Notes due 2009 are to be redeemed on September 17, 2008, at the redemption price of 100% of the principal amount thereof in accordance with the terms of the indenture governing the Notes due 2009. The Company intends to use the proceeds from the sale of the Notes and available cash to fund the Redemption.

The description set forth above is qualified in its entirety by reference to the Notice of Redemption, a copy of which is filed herewith as Exhibit 99.3.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

The following exhibits are filed with this Current Report on Form 8-K:

Exhibit Number	Description of Document
1.1	Purchase Agreement, dated as of August 12, 2008, by and between the Company and Merrill Lynch, Pierce, Fenner & Smith Incorporated, Banc of America Securities LLC and J.P. Morgan Securities Inc., as Representatives of the several underwriters named therein, relating to the Notes.

4.1	Form of 9.75% Senior Note due 2013.

5.1	Opinion of Sidley Austin LLP relating to the Notes.

23.1	Consent of Sidley Austin LLP (contained in Exhibit 5.1)

99.1	Press release of the Company issued on August 12, 2008.

99.2	Information relating to Item 14 of the Registration Statement on Form S-3 (No. 333-152620).

99.3	Notice of Redemption dated August 15, 2008 relating to the Company’s Floating Rate Notes due 2009

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRUNSWICK CORPORATION

Dated: August 15, 2008	By:	/s/ Lloyd C. Chatfield
	Name:	Lloyd C. Chatfield
	Title:	Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description of Document
1.1	Purchase Agreement, dated as of August 12, 2008, by and between the Company and Merrill Lynch, Pierce, Fenner & Smith Incorporated, Banc of America Securities LLC and J.P. Morgan Securities Inc., as Representatives of the several underwriters named therein, relating to the Notes.

4.1	Form of 9.75% Senior Note due 2013.

5.1	Opinion of Sidley Austin LLP relating to the Notes.

23.1	Consent of Sidley Austin LLP (contained in Exhibit 5.1)

99.1	Press release of the Company issued on August 12, 2008.

99.2	Information relating to Item 14 of the Registration Statement on Form S-3 (No. 333-152620).

99.3	Notice of Redemption dated August 15, 2008 relating to the Company’s Floating Rate Notes due 2009